UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

Michael W. Stockton

American Funds Developing World Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Developing World Growth and Income FundSM	IMAGE OMITTED [x1_c92735x1x1.jpg]

Annual report for the year ended November 30, 2018

IMAGE OMITTED [x1_c92735x1x2.jpg]

Invest in the dividends
of a growing
developing world.

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the American Funds website (americanfunds.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at americanfunds.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

American Funds Developing World Growth and Income Fund seeks to provide long-term growth of capital while providing current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2018 (the most recent calendar quarter-end):

Class A shares	1 year	Lifetime (since 2/3/14)

Reflecting 5.75% maximum sales charge	-19.82%	-0.62%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 1.24% for Class A shares as of the prospectus dated February 1, 2019 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of December 31, 2018, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.84%.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

5	The value of a $10,000 investment

6	Summary investment portfolio

9	Financial statements

34	Board of trustees and other officers

Fellow investors:

Emerging markets stocks slid during American Funds Developing World Growth and Income Fund’s fiscal year. A rally in the U.S. dollar, escalating U.S.-China trade frictions and China’s weakening economy all shook sentiment, along with rising U.S. interest rates and political elections in developing countries.

The fund declined 9.26% with dividends reinvested for the 12 months ended November 30, 2018. That return is slightly lower than the 9.09% loss for its benchmark, the MSCI Emerging Markets Index, which measures markets in more than 20 countries. Compared with the benchmark, the fund slightly lagged, primarily due to its lack of exposure to energy companies that benefited from rising oil prices. The Lipper Emerging Markets Funds Index fell 9.61% over the same time period.

Launched in February of 2014, American Funds Developing World Growth and Income Fund seeks to take advantage of long-term growth prospects and income opportunities in emerging markets by investing in firms that have consistently paid meaningful dividends over time. The fund’s assets are primarily invested in stocks domiciled in developing countries; however, managers may also invest in developed market companies that derive a significant portion of their revenues from emerging markets.

Market review

The MSCI China Index1 tumbled 12.00%, with heavy losses within the consumer discretionary and information technology sectors. Selling pressure intensified during the June-to-October period as China’s economy decelerated and the country’s trade clash with the U.S. intensified. China’s slowdown followed tighter credit measures by government leaders aimed at reducing debt and curbing risks. As growth weakened and trade talks with the U.S. wavered, Chinese leaders increased liquidity in the economy, proposed tax cuts for corporations and individuals and took steps to open up its markets to foreign firms. On December 1, U.S. and Chinese leaders agreed to a 90-day negotiating timeline that might resolve their trade differences.

Asian markets were weak overall. Taiwanese stocks fell 6.55% and South Korean stocks sank 17.21%. Signs of weakening demand for the latest

Results at a glance

Returns for periods ended November 30, 2018, with all distributions reinvested.

	Cumulative total returns	Average annual total returns
	1 year	3 years	Lifetime (since 2/3/14)

American Funds Developing World Growth and Income Fund (Class A shares)	-9.26%	5.90%	1.22%
MSCI Emerging Markets Index[2]	-9.09	9.41	3.94
Lipper Emerging Markets Funds Index[3]	-9.61	8.90	3.99

[1]	Unless otherwise indicated, equity and country stock returns are based on MSCI indexes and measured in U.S. dollars with net dividends reinvested.
[2]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes. Source: MSCI.
[3]	Results for the Lipper indexes/averages do not reflect sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Source: Thomson Reuters Lipper.

American Funds Developing World Growth and Income Fund	1

Largest equity holdings

(as of November 30, 2018)

Company	Country	Percent of net assets
Taiwan Semiconductor Manufacturing	Taiwan	4.2%
Samsung Electronics	South Korea	3.3
Vale	Brazil	2.5
América Móvil	Mexico	2.3
Astra International	Indonesia	2.2
Carlsberg	Denmark	2.0
Discovery	South Africa	1.9
Shanghai Fosun Pharmaceutical	China	1.8
MONETA Money Bank	Czech Republic	1.8
Sberbank of Russia	Russian Federation	1.6

smartphones and uncertainty over China’s response to U.S. trade tariffs weighed on companies that supply computer-processing components used in a wide range of electronic devices. Both countries are key players in the global technology supply chain.

Indonesian stocks declined 2.24% but were volatile throughout the period. The Indonesian rupiah plunged to trade near a 20-year low as both the dollar and oil prices rallied. Rising oil prices pressured the country’s fiscal finances as Indonesia is a net importer of oil and the government was unwilling to raise fuel prices in advance of elections in 2019. Along with global trade tensions, these pressures challenged the government’s ambitious growth plans and forced the country’s central bank to raise interest rates six times. Despite the turmoil, Indonesia’s economy grew at a rate above 5%, which was among the best in the world.

In Latin America, Brazilian equities finished with a 5.99% gain, supported by strong returns in the materials and energy sectors. But it was a challenging period marked by wild swings in equity prices. While Brazil climbed out of recession, much-needed fiscal reforms stalled in the country’s legislative branches, and economic growth remained meager. A strong dollar and political uncertainty ahead of Brazil’s presidential election also kept market confidence fragile. However, stocks bounced back late in the period after right-wing candidate Jair Bolsonaro won October’s election. Bolsonaro, who takes office January 1, has voiced his hope of reforming Brazil’s pension system and tackling other measures to revive growth. But what shape those policies take — and support they receive — remains unclear.

Mexican stocks slid 18.26%, hurt by political and economic uncertainties. While Mexico reached a deal with the U.S. to restructure the North American Free Trade Agreement — now called the United States-Mexico-Canada Agreement — the July 1 election of leftist Andrés Manuel López Obrador as president raised concerns over the direction of the country’s economic policies and business investment.

Inside the portfolio

Several financial services providers were significant contributors to the portfolio on a relative basis, led by First Abu Dhabi Bank. The bank — the largest in the United Arab Emirates — benefited from stronger profits, loan growth and higher oil prices. Also supporting returns: MONETA Money Bank, a commercial and retail lender in the Czech Republic; Bank Central Asia, one of Indonesia’s largest corporate lenders; and ICICI Bank, a private sector bank in India.

Shares of Brazilian mining giant Vale soared, bolstered by strong demand from Chinese steel makers for its higher quality iron ore and moves to sell non-core assets. With improving cash flow and a stronger balance sheet, Vale also unveiled a disciplined dividend policy and program for share repurchases.

Another contributor was HKT Trust and HKT Ltd., a Hong Kong-based telecommunications provider. Company revenue rose 12% for the six months ended June 30 on strong demand for mobile handsets. Shares of Chinese real estate developer Longfor Properties rose on solid home sales in China.

In contrast, certain stocks in Latin America and Asia detracted on a relative basis.

Shares of Mexico’s América Móvil, Latin America’s biggest telecom provider, struggled amid currency pressures that led to uneven earnings results during the 12-month period. The company’s profits were affected by swings in the Mexican peso and Brazilian real against the dollar throughout the period.

Brazil-based CCR, one of Latin America’s largest toll-road operators, hindered results. Shares tumbled on challenging economic conditions in Brazil, which included a trucker strike that blocked highways in Brazil during part of May. An accounting investigation into alleged kickbacks for a road project also weighed on the stock. CCR agreed on November 29 to settle a government lawsuit relating to the probe.

2	American Funds Developing World Growth and Income Fund

Shares of Shanghai Fosun Pharmaceutical fell on broader pressures in China’s health care market. A vaccine scandal not related to the company’s business roiled Chinese pharmaceutical stocks in July and August, leading to increased government scrutiny of manufacturing facilities. Government officials also laid out plans to lower generic drug prices and speed up approvals for foreign firms to sell in China.

Matahari Department Store, Indonesia’s largest department store chain, was also a leading detractor. Shares declined on sluggish sales, lack of new store openings and increased competition from e-commerce platforms. In August, Matahari sought to shore up market confidence with a share buyback plan. The repurchase program may result in the company buying up to 7% of the outstanding shares.

Looking ahead

The fund’s portfolio managers invest on a company-by-company basis, focusing on those with strong balance sheets, the ability to navigate tough periods and a disciplined approach to growing dividends over time. We believe that investing in companies that pay reasonable dividends — and increase them as their earnings rise — has the potential to deliver solid returns through various market cycles.

It’s clearly been a tough environment for emerging markets equities, and we would expect some bouts of volatility in the months ahead. There is uncertainty about the pace of global growth and whether U.S. and Chinese leaders can resolve their trade differences. Dollar strength remains a headwind, as well; it’s forced central bankers in some developing countries to raise interest rates to help stem capital flight.

Sentiment for developing-country stocks could also be challenged by leadership changes in Brazil and Mexico, where new administrations may disappoint investors with their economic agendas. Country-specific risks may also arise from national elections being held in India and Indonesia in 2019.

Where the fund’s assets are invested*

Developed country equities	23.6%

The Americas
United States	3.0

Europe
United Kingdom	4.2
France	2.4
Switzerland	2.4
Denmark	1.9
Belgium	.3
Sweden	.2

Asia/Pacific
Hong Kong	7.1
Singapore	1.3
Australia	.8

Developing country equities	71.2%

The Americas
Brazil	10.4
Mexico	2.7
Peru	1.4
Chile	.3

Europe
Russian Federation	5.7
Czech Republic	1.8
Turkey	.7
Slovenia	.5
Romania	.2

Asia/Pacific
China	15.2
Taiwan	8.1
Indonesia	5.8
India	4.6
South Korea	4.1
Philippines	1.7
Vietnam	1.0
Thailand	.2

Africa/Middle East
South Africa	4.8
United Arab Emirates	1.6
Kingdom of Saudi Arabia	.3
Egypt	.1

Developing country bonds	2.0%

Africa/Middle East
Turkey	1.2

The Americas
Brazil	.8

Short-term securities & other assets less liabilities	3.2%

Total	100.0%

*	Percent of net assets by country of domicile as of November 30, 2018.

American Funds Developing World Growth and Income Fund	3

Despite current challenges, corporate fundamentals in developing countries remain encouraging. Profits for emerging markets companies are still projected to grow in the low double digits in 2019. Cash flows have improved and debt levels have decreased — two factors which could support dividend growth. The valuation gap for emerging markets stocks also has widened compared with developed markets.

The fund’s largest area of investment is the financials sector, which accounts for 22% of the fund’s net assets. Banks domiciled in emerging markets that can potentially benefit from specific regional factors are a primary focus. These banks are located in the Middle East, Eastern Europe and Southeast Asia. More recently, managers accumulated positions in private sector banks in India that they believe can continue to take market share from less nimble state-run banks.

Information technology companies are another core holding. Managers are focused on companies with dominant market share positions in the design and manufacture of semiconductor components for electronic devices, especially in newer areas such as artificial intelligence and industrial automation.

We thank you for the trust you have placed in us and for your continued investment in the fund, and look forward to reporting to you again in six months.

Sincerely,

IMAGE OMITTED [x1_c92735x6x1.jpg]

Shaw B. Wagener
President

January 15, 2019

For current information about the fund, visit americanfunds.com.

The New Geography of Investing®

Investing in emerging markets doesn’t always mean buying shares of companies based in those countries. While 75% of American Funds Developing World Growth and Income Fund is invested in companies headquartered in emerging markets countries, it does have holdings in the developed world as well. The charts below show the countries and regions in which the fund’s equity investments are domiciled, and where the revenue is derived.

Equity portion breakdown by domicile (%)

IMAGE OMITTED [x1_c92735x6x2.jpg]

	Region	Fund	Index
■	United States	3%	—
■	Europe	12	—
■	Asia-Pacific ex. Japan	10	—
■	Emerging markets	75	100%
	Total	100%	100%

Equity portion breakdown by revenue (%)

IMAGE OMITTED [x1_c92735x6x3.jpg]

	Region	Fund	Index
■	United States	10%	8%
■	Canada	1	—
■	Europe	9	6
■	Japan	2	1
■	Asia-Pacific ex. Japan	6	1
■	Emerging markets	72	84
	Total	100%	100%

Compared with the MSCI Emerging Markets Index as a percent of net assets. All figures include convertible securities. Source: Capital Group (as of November 30, 2018).

4	American Funds Developing World Growth and Income Fund

The value of a $10,000 investment

How a $10,000 investment has grown (for the period February 3, 2014, to November 30, 2018, with all distributions reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

IMAGE OMITTED [x1_c92735x7x1.jpg]

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Results of the Lipper Emerging Markets Funds Index do not reflect any sales charges. Source: Thomson Reuters Lipper. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[3]	The market index is unmanaged and, therefore, has no expenses. The index reflects dividends net of withholding taxes. Investors cannot invest directly in an index. Source: MSCI.
[4]	For the period February 3, 2014, commencement of operations, through November 30, 2014.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2018)*

	1 year	3 years	Lifetime (since 2/3/14)

Class A shares	-14.50%	3.83%	-0.01%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

American Funds Developing World Growth and Income Fund	5

Summary investment portfolio November 30, 2018

Industry sector diversification	Percent of net assets

 IMAGE OMITTED [x1_c92735x8x1.jpg]

Country diversification by domicile	Percent of net assets
China	15.15%
Brazil	11.18
Taiwan	8.07
Hong Kong	7.05
Indonesia	5.76
Russian Federation	5.71
South Africa	4.76
India	4.63
United Kingdom	4.22
Other countries	30.32
Short-term securities & other assets less liabilities	3.15

Common stocks 94.85%	Shares	Value (000)
Financials 22.48%
Discovery Ltd.[1]	4,711,858	$52,576
MONETA Money Bank, AS, non-registered shares[1]	14,395,258	49,595
Sberbank of Russia PJSC (ADR)[1]	2,997,300	35,569
Sberbank of Russia PJSC[1]	3,235,447	9,366
First Abu Dhabi Bank PJSC, non-registered shares[1]	11,743,287	43,509
Credicorp Ltd.	186,300	40,854
Bank Central Asia Tbk PT1	19,991,200	36,494
Ping An Insurance (Group) Co. of China, Ltd., Class H1	3,495,000	33,914
AIA Group Ltd.[1]	3,506,800	28,763
ICICI Bank Ltd.[1]	5,631,269	28,736
B3 SA - Brasil, Bolsa, Balcao	3,538,100	25,802
Industrial and Commercial Bank of China Ltd., Class H1	35,978,000	25,640
Hong Kong Exchanges and Clearing Ltd.[1]	839,600	24,590
HDFC Bank Ltd.[1]	560,884	17,114
HDFC Bank Ltd. (ADR)	56,600	5,740
Other securities		170,721
		628,983

Consumer staples 13.90%
Carlsberg A/S, Class B1	493,734	54,685
Nestlé SA1	445,284	38,023
Danone SA1	491,805	36,807
Shoprite Holdings Ltd.[1]	2,101,294	29,902
Philip Morris International Inc.	332,800	28,797
Reckitt Benckiser Group PLC[1]	341,300	28,395
Unilever PLC[1]	468,700	25,378
Diageo PLC[1]	703,500	25,345
Dis-Chem Pharmacies Ltd.[1]	10,348,763	24,115
Mondelez International, Inc.	289,900	13,040
Other securities		84,314
		388,801

Information technology 11.33%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	13,569,800	99,200
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	492,500	18,513
Samsung Electronics Co., Ltd.[1]	2,176,408	81,710
Samsung Electronics Co., Ltd., nonvoting preferred[1]	322,350	9,755
MediaTek Inc.[1]	4,371,000	33,761
Broadcom Inc.	94,250	22,376
Other securities		51,738
		317,053

6	American Funds Developing World Growth and Income Fund

	Shares	Value (000)
Consumer discretionary 9.66%
Astra International Tbk PT1	100,786,357	$60,499
Galaxy Entertainment Group Ltd.[1]	5,828,000	36,023
Midea Group Co., Ltd., Class A1	4,250,765	24,030
Other securities		149,748
		270,300

Communication services 8.99%
América Móvil, SAB de CV, Series L (ADR)	4,707,500	63,316
HKT Trust and HKT Ltd., units[1]	29,586,900	42,830
PT Surya Citra Media Tbk[1]	207,550,700	27,873
China Tower Corp. Ltd., Class H1,2	178,380,000	26,506
Tencent Holdings Ltd.[1]	628,200	25,198
Singapore Telecommunications Ltd.[1]	10,968,800	24,645
Other securities		41,214
		251,582

Materials 6.02%
Vale SA, ordinary nominative	5,197,816	70,971
Alrosa PJSC[1]	27,108,247	40,305
LafargeHolcim Ltd.[1]	531,005	23,843
Other securities		33,262
		168,381

Industrials 5.46%
CCR SA, ordinary nominative	9,749,712	32,751
Airbus SE, non-registered shares[1]	294,193	31,675
CTCI Corp. (Taiwan)[1]	21,127,000	31,218
Other securities		57,115
		152,759

Health care 5.09%
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H1	14,623,500	50,749
Hypera SA, ordinary nominative	4,739,400	39,342
OdontoPrev SA, ordinary nominative	8,125,550	29,207
Other securities		23,215
		142,513

Real estate 3.95%
Longfor Group Holdings Ltd.[1]	13,099,000	36,987
China Overseas Land & Investment Ltd.[1]	8,574,000	29,912
Vinhomes JSC[1,2]	8,955,800	29,877
Other securities		13,846
		110,622

Energy 1.56%
China Petroleum & Chemical Corp., Class H1	28,902,000	24,550
Other securities		19,199
		43,749

Utilities 1.43%
Other securities		40,085

Miscellaneous 4.98%
Other common stocks in initial period of acquisition		139,274

Total common stocks (cost: $2,567,500,000)		2,654,102

Convertible stocks 0.06%
Health care 0.06%
Other securities		1,601

Total convertible stocks (cost: $2,166,000)		1,601

American Funds Developing World Growth and Income Fund	7

Bonds, notes & other debt instruments 1.94%	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 1.18%
Turkey (Republic of) 7.10%–11.00% 2021–2023	TRY	210,681	$33,092

Other 0.76%
Other securities			21,272

Total bonds, notes & other debt instruments (cost: $46,853,000)			54,364

Short-term securities 3.03%
Nordea Bank AB 2.17%–2.29% due 12/3/2018–12/17/2018[3]		$43,900	43,877
Other securities			40,884

Total short-term securities (cost: $84,765,000)			84,761
Total investment securities 99.88% (cost: $2,701,284,000)			2,794,828
Other assets less liabilities 0.12%			3,241

Net assets 100.00%			$2,798,069

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 11/30/2018 (000)
CNH27,825	USD4,009	Bank of America, N.A.	12/3/2018	$ (6)
USD3,984	CNH27,825	Citibank	12/3/2018	(19)
USD4,005	CNH27,825	Bank of America, N.A.	1/11/2019	8
				$ (17)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,078,881,000, which represented 74.30% of the net assets of the fund. This amount includes $2,077,281,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $96,131,000, which represented 3.44% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CNH = Chinese yuan renminbi

TRY = Turkish lira

USD/$ = U.S. dollars

See notes to financial statements

8	American Funds Developing World Growth and Income Fund

Financial statements

Statement of assets and liabilities at November 30, 2018	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $2,701,284)		$2,794,828
Cash		2,028
Cash denominated in currencies other than U.S. dollars (cost: $308)		298
Unrealized appreciation on open forward currency contracts		8
Receivables for:
Sales of investments	$1,142
Sales of fund’s shares	3,680
Dividends and interest	4,538
Other	17	9,377
		2,806,539
Liabilities:
Unrealized depreciation on open forward currency contracts		25
Payables for:
Repurchases of fund’s shares	5,286
Investment advisory services	1,683
Services provided by related parties	550
Trustees’ deferred compensation	709
Other	217	8,445
Net assets at November 30, 2018		$2,798,069

Net assets consist of:
Capital paid in on shares of beneficial interest		$3,147,762
Total accumulated loss		(349,693)
Net assets at November 30, 2018		$2,798,069

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (288,302 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$1,412,772	145,581	$9.70
Class C	100,702	10,426	9.66
Class T	10	1	9.70
Class F-1	65,185	6,713	9.71
Class F-2	646,268	66,534	9.71
Class F-3	447,841	46,124	9.71
Class 529-A	36,304	3,744	9.70
Class 529-C	4,904	508	9.65
Class 529-E	1,447	149	9.69
Class 529-T	10	1	9.70
Class 529-F-1	5,722	590	9.70
Class R-1	1,058	109	9.67
Class R-2	11,773	1,221	9.64
Class R-2E	434	45	9.67
Class R-3	11,456	1,183	9.68
Class R-4	8,303	856	9.70
Class R-5E	502	52	9.69
Class R-5	5,395	555	9.72
Class R-6	37,983	3,910	9.71

See notes to financial statements

American Funds Developing World Growth and Income Fund	9

Statement of operations for the year ended November 30, 2018	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $9,374)	$96,903
Interest	6,035	$102,938
Fees and expenses*:
Investment advisory services	22,822
Distribution services	5,637
Transfer agent services	4,128
Administrative services	922
Reports to shareholders	263
Registration statement and prospectus	394
Trustees’ compensation	361
Auditing and legal	76
Custodian	1,385
Other	502
Total fees and expenses before reimbursements	36,490
Less transfer agent services reimbursements	6
Total fees and expenses after reimbursements		36,484
Net investment income		66,454

Net realized loss and unrealized depreciation:
Net realized loss on:
Investments in unaffiliated issuers	(70,145)
Currency transactions	(787)	(70,932)
Net unrealized depreciation on:
Investments in unaffiliated issuers	(294,819)
Forward currency contracts	(17)
Currency translations	(102)	(294,938)
Net realized loss and unrealized depreciation		(365,870)

Net decrease in net assets resulting from operations		$(299,416)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended November 30
	2018	2017
Operations:
Net investment income	$66,454	$56,260
Net realized loss	(70,932)	(52,270)
Net unrealized (depreciation) appreciation	(294,938)	563,417
Net (decrease) increase in net assets resulting from operations	(299,416)	567,407

Distributions paid to shareholders	(70,968)	(56,841)

Net capital share transactions	61,669	323,644

Total (decrease) increase in net assets	(308,715)	834,210

Net assets:
Beginning of year	3,106,784	2,272,574
End of year	$2,798,069	$3,106,784

See notes to financial statements

10	American Funds Developing World Growth and Income Fund

Notes to financial statements

1. Organization

American Funds Developing World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

American Funds Developing World Growth and Income Fund	11

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed- income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events

12	American Funds Developing World Growth and Income Fund

that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of November 30, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$91,096	$537,887	$—	$628,983
Consumer staples	52,344	336,457	—	388,801
Information technology	40,889	276,164	—	317,053
Consumer discretionary	30,286	240,014	—	270,300
Communication services	74,862	176,720	—	251,582
Materials	93,073	75,308	—	168,381
Industrials	32,751	120,008	—	152,759
Health care	68,549	73,964	—	142,513
Real estate	1,716	108,906	—	110,622
Energy	—	43,749	—	43,749
Utilities	31,115	8,970	—	40,085
Miscellaneous	60,141	79,133	—	139,274
Convertible stocks	—	1,601	—	1,601
Bonds, notes & other debt instruments	—	54,364	—	54,364
Short-term securities	—	84,761	—	84,761
Total	$576,822	$2,218,006	$—	$2,794,828

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$8	$—	$8
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(25)	—	(25)
Total	$—	$(17)	$—	$(17)

*	Forward currency contracts are not included in the investment portfolio.

American Funds Developing World Growth and Income Fund	13

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

14	American Funds Developing World Growth and Income Fund

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $7,992,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, November 30, 2018 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$8	Unrealized depreciation on open forward currency contracts	$25

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$—	Net unrealized depreciation on forward currency contracts	$(17)

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of November 30, 2018, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and
		subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$8	$(6)	$—	$—	$2
Liabilities:
Bank of America, N.A.	$6	$(6)	$—	$—	$—
Citibank	19	—	—	—	19
Total	$25	$(6)	$—	$—	$19

*	Non-cash collateral is shown on a settlement basis.

American Funds Developing World Growth and Income Fund	15

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2018, the fund reclassified $39,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$6,487
Capital loss carryforward*	(444,979)
Gross unrealized appreciation on investments	333,259
Gross unrealized depreciation on investments	(243,757)
Net unrealized appreciation on investments	89,502
Cost of investments	2,705,309

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

16	American Funds Developing World Growth and Income Fund

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended November 30
Share class	2018		2017
Class A	$35,176		$30,714
Class B1			—	[2]
Class C	1,698		1,469
Class T3	—	[2]	—	[2]
Class F-1	1,864		1,979
Class F-2	18,350		15,686
Class F-3[4]	11,016		4,773
Class 529-A	875		678
Class 529-B1			—	[2]
Class 529-C	73		63
Class 529-E	30		19
Class 529-T3	—	[2]	—	[2]
Class 529-F-1	90		56
Class R-1	20		17
Class R-2	182		132
Class R-2E	5		1
Class R-3	221		160
Class R-4	187		147
Class R-5E	8		—	[2]
Class R-5	145		117
Class R-6	1,028		830
Total	$70,968		$56,841

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Amount less than one thousand.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of average daily net assets and decreasing to 0.640% on such assets in excess of $4 billion. For the year ended November 30, 2018, the investment advisory services fee was $22,822,000, which was equivalent to an annualized rate of 0.730% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide

American Funds Developing World Growth and Income Fund	17

certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2018, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

18	American Funds Developing World Growth and Income Fund

For the year ended November 30, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$3,891	$2,699		$160		Not applicable
Class C	1,190	202		59		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	230	120		46		Not applicable
Class F-2	Not applicable	825		374		Not applicable
Class F-3	Not applicable	128		217		Not applicable
Class 529-A	81	61		20		$26
Class 529-C	53	8		3		4
Class 529-E	8	1		1		1
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	6		2		3
Class R-1	13	2		1		Not applicable
Class R-2	90	42		6		Not applicable
Class R-2E	1	1		—	*	Not applicable
Class R-3	59	19		6		Not applicable
Class R-4	21	9		4		Not applicable
Class R-5E	Not applicable	1		—	*	Not applicable
Class R-5	Not applicable	3		3		Not applicable
Class R-6	Not applicable	1		20		Not applicable
Total class-specific expenses	$5,637	$4,128		$922		$34

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $361,000 in the fund’s statement of operations reflects $399,000 in current fees (either paid in cash or deferred) and a net decrease of $38,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund has purchased from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended November 30, 2018, the fund engaged in such purchase and sale transactions with related funds in the amounts of $2,968,000 and $56,899,000, respectively.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended November 30, 2018.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended November 30, 2018.

American Funds Developing World Growth and Income Fund	19

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]				Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount		Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2018

Class A	$270,749		25,199		$34,922		3,346		$(345,358)	(33,113)	$(39,687)	(4,568)
Class C	16,460		1,516		1,694		164		(29,348)	(2,807)	(11,194)	(1,127)
Class T	—		—		—		—		—	—	—	—
Class F-1	48,073		4,558		1,861		177		(82,053)	(7,784)	(32,119)	(3,049)
Class F-2	285,145		26,834		18,271		1,746		(305,998)	(29,475)	(2,582)	(895)
Class F-3	211,278		19,926		10,103		969		(87,701)	(8,442)	133,680	12,453
Class 529-A	11,228		1,051		874		84		(9,465)	(918)	2,637	217
Class 529-C	1,565		145		73		7		(1,937)	(183)	(299)	(31)
Class 529-E	799		72		30		3		(370)	(37)	459	38
Class 529-T	—		—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	3,976		393		90		9		(1,118)	(107)	2,948	295
Class R-1	393		35		20		2		(419)	(40)	(6)	(3)
Class R-2	4,561		425		182		17		(2,699)	(252)	2,044	190
Class R-2E	490		46		5		1		(92)	(9)	403	38
Class R-3	4,866		452		221		21		(3,248)	(302)	1,839	171
Class R-4	3,704		348		187		18		(2,629)	(245)	1,262	121
Class R-5E	843		80		8		1		(322)	(32)	529	49
Class R-5	1,768		163		144		14		(2,047)	(186)	(135)	(9)
Class R-6	8,969		842		1,028		98		(8,107)	(754)	1,890	186
Total net increase (decrease)	$874,867		82,085		$69,713		6,677		$(882,911)	(84,686)	$61,669	4,076

Year ended November 30, 2017

Class A	$339,433		33,684		$30,485		3,017		$(323,329)	(32,449)	$46,589	4,252
Class B3	16		2		—	[2]	—	[2]	(176)	(19)	(160)	(17)
Class C	25,396		2,538		1,466		143		(33,228)	(3,326)	(6,366)	(645)
Class T4	10		1		—		—		—	—	10	1
Class F-1	47,168		4,627		1,933		190		(51,891)	(5,189)	(2,790)	(372)
Class F-2	349,374		34,996		15,461		1,531		(445,690)	(44,149)	(80,855)	(7,622)
Class F-3[5]	361,647		35,282		4,304		411		(21,422)	(2,022)	344,529	33,671
Class 529-A	9,908		982		677		66		(5,156)	(504)	5,429	544
Class 529-B3	—	[2]	—	[2]	—	[2]	—	[2]	(20)	(2)	(20)	(2)
Class 529-C	1,582		159		63		6		(897)	(89)	748	76
Class 529-E	237		23		19		2		(90)	(9)	166	16
Class 529-T4	10		1		—	[2]	—	[2]	—	—	10	1
Class 529-F-1	1,274		128		56		6		(411)	(40)	919	94
Class R-1	264		26		17		2		(584)	(58)	(303)	(30)
Class R-2	4,639		468		132		13		(2,439)	(242)	2,332	239
Class R-2E	36		4		1		—	[2]	(1)	— [2]	36	4
Class R-3	4,502		449		160		16		(1,977)	(197)	2,685	268
Class R-4	3,889		389		146		14		(3,064)	(306)	971	97
Class R-5E	26		2		—	[2]	—	[2]	(2)	— [2]	24	2
Class R-5	2,924		291		116		11		(1,995)	(204)	1,045	98
Class R-6	11,778		1,159		830		82		(3,963)	(388)	8,645	853
Total net increase (decrease)	$1,164,113		115,211		$55,866		5,510		$(896,335)	(89,193)	$323,644	31,528

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

20	American Funds Developing World Growth and Income Fund

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $1,138,585,000 and $899,266,000, respectively, during the year ended November 30, 2018.

American Funds Developing World Growth and Income Fund	21

Financial highlights

		(Loss) income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[3]		Ratio of net income to average net assets[3]
Class A:
11/30/2018	$10.93	$.22	$(1.22)	$(1.00)	$(.23)	$9.70	(9.26)%	$1,413		1.25%		1.25%		2.05%
11/30/2017	8.99	.20	1.95	2.15	(.21)	10.93	24.11	1,641		1.28		1.28		2.01
11/30/2016	8.69	.18	.29	.47	(.17)	8.99	5.45	1,312		1.33		1.33		2.02
11/30/2015	10.86	.17	(2.18)	(2.01)	(.16)	8.69	(18.65)	1,251		1.32		1.32		1.70
11/30/2014[4,5]	10.00	.17	.81	.98	(.12)	10.86	9.75 [6]	1,242		1.40	[7]	1.39	[7]	1.81	[7]
Class C:
11/30/2018	10.88	.13	(1.20)	(1.07)	(.15)	9.66	(9.91)	101		2.04		2.04		1.25
11/30/2017	8.95	.12	1.93	2.05	(.12)	10.88	23.04	126		2.08		2.08		1.22
11/30/2016	8.66	.11	.28	.39	(.10)	8.95	4.55	109		2.14		2.14		1.22
11/30/2015	10.83	.09	(2.16)	(2.07)	(.10)	8.66	(19.18)	111		2.07		2.07		.95
11/30/2014[4,5]	10.00	.09	.83	.92	(.09)	10.83	9.17 [6]	122		2.14	[7]	2.13	[7]	.94	[7]
Class T:
11/30/2018	10.93	.24	(1.21)	(.97)	(.26)	9.70	(9.06)[8]	—	[9]	1.04	[8]	1.04	[8]	2.24	[8]
11/30/2017[4,10]	9.93	.17	1.00	1.17	(.17)	10.93	11.83 [6,8]	—	[9]	1.06	[7,8]	1.06	[7,8]	2.52	[7,8]
Class F-1:
11/30/2018	10.93	.22	(1.21)	(.99)	(.23)	9.71	(9.19)	65		1.25		1.25		2.01
11/30/2017	8.99	.21	1.94	2.15	(.21)	10.93	24.05	107		1.27		1.27		2.04
11/30/2016	8.70	.18	.29	.47	(.18)	8.99	5.40	91		1.30		1.30		2.04
11/30/2015	10.86	.17	(2.17)	(2.00)	(.16)	8.70	(18.52)	102		1.26		1.26		1.72
11/30/2014[4,5]	10.00	.18	.80	.98	(.12)	10.86	9.80 [6]	131		1.34	[7]	1.33	[7]	1.91	[7]
Class F-2:
11/30/2018	10.94	.25	(1.22)	(.97)	(.26)	9.71	(9.00)	646		.99		.99		2.33
11/30/2017	9.00	.23	1.94	2.17	(.23)	10.94	24.34	738		1.01		1.01		2.28
11/30/2016	8.70	.20	.30	.50	(.20)	9.00	5.81	676		1.04		1.04		2.26
11/30/2015	10.87	.21	(2.19)	(1.98)	(.19)	8.70	(18.37)	572		1.00		1.00		2.08
11/30/2014[4,5]	10.00	.16	.85	1.01	(.14)	10.87	10.02 [6]	482		1.07	[7]	1.07	[7]	1.75	[7]
Class F-3:
11/30/2018	10.94	.25	(1.21)	(.96)	(.27)	9.71	(8.84)	448		.90		.90		2.37
11/30/2017[4,11]	9.47	.21	1.47	1.68	(.21)	10.94	17.72 [6]	368		.89	[7]	.89	[7]	2.39	[7]
Class 529-A:
11/30/2018	10.92	.21	(1.20)	(.99)	(.23)	9.70	(9.20)	36		1.29		1.29		2.02
11/30/2017	8.99	.20	1.93	2.13	(.20)	10.92	23.92	39		1.30		1.30		2.00
11/30/2016	8.69	.17	.30	.47	(.17)	8.99	5.44	27		1.39		1.39		1.95
11/30/2015	10.85	.18	(2.17)	(1.99)	(.17)	8.69	(18.52)	21		1.25		1.25		1.79
11/30/2014[4,5]	10.00	.15	.82	.97	(.12)	10.85	9.62 [6]	16		1.50	[7]	1.49	[7]	1.60	[7]

22	American Funds Developing World Growth and Income Fund

		(Loss) income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[3]		Ratio of net income to average net assets[3]
Class 529-C:
11/30/2018	$10.87	$.13	$(1.21)	$(1.08)	$(.14)	$9.65	(9.97)%	$5		2.09%		2.09%		1.20%
11/30/2017	8.94	.12	1.93	2.05	(.12)	10.87	23.04	6		2.13		2.13		1.17
11/30/2016	8.65	.10	.29	.39	(.10)	8.94	4.52	4		2.21		2.21		1.14
11/30/2015	10.83	.09	(2.17)	(2.08)	(.10)	8.65	(19.29)	3		2.13		2.13		.92
11/30/2014[4,5]	10.00	.08	.83	.91	(.08)	10.83	9.11 [6]	2		2.20	[7]	2.19	[7]	.91	[7]
Class 529-E:
11/30/2018	10.92	.20	(1.22)	(1.02)	(.21)	9.69	(9.38)	1		1.48		1.48		1.88
11/30/2017	8.98	.18	1.94	2.12	(.18)	10.92	23.69	1		1.51		1.51		1.77
11/30/2016	8.68	.16	.30	.46	(.16)	8.98	5.28	1		1.56		1.56		1.79
11/30/2015	10.85	.15	(2.18)	(2.03)	(.14)	8.68	(18.81)	1		1.51		1.51		1.51
11/30/2014[4,5]	10.00	.13	.83	.96	(.11)	10.85	9.56 [6]	1		1.62	[7]	1.61	[7]	1.40	[7]
Class 529-T:
11/30/2018	10.93	.23	(1.21)	(.98)	(.25)	9.70	(9.11)[8]	—	[9]	1.09	[8]	1.09	[8]	2.18	[8]
11/30/2017[4,10]	9.93	.17	.99	1.16	(.16)	10.93	11.81 [6,8]	—	[9]	1.12	[7,8]	1.12	[7,8]	2.46	[7,8]
Class 529-F-1:
11/30/2018	10.93	.21	(1.19)	(.98)	(.25)	9.70	(9.09)	6		1.09		1.09		2.04
11/30/2017	8.99	.22	1.94	2.16	(.22)	10.93	24.23	3		1.12		1.12		2.18
11/30/2016	8.69	.19	.30	.49	(.19)	8.99	5.64	2		1.19		1.19		2.15
11/30/2015	10.86	.19	(2.18)	(1.99)	(.18)	8.69	(18.48)	1		1.12		1.12		1.94
11/30/2014[4,5]	10.00	.15	.84	.99	(.13)	10.86	9.87 [6]	1		1.18	[7]	1.17	[7]	1.63	[7]
Class R-1:
11/30/2018	10.89	.14	(1.20)	(1.06)	(.16)	9.67	(9.86)	1		1.99		1.99		1.33
11/30/2017	8.96	.13	1.93	2.06	(.13)	10.89	23.07	1		2.02		2.02		1.29
11/30/2016	8.66	.12	.29	.41	(.11)	8.96	4.72	1		2.06		2.06		1.32
11/30/2015	10.83	.10	(2.17)	(2.07)	(.10)	8.66	(19.15)	1		1.99		1.99		1.05
11/30/2014[4,5]	10.00	.10	.82	.92	(.09)	10.83	9.17 [6]	2		2.08	[7]	2.08	[7]	1.06	[7]
Class R-2:
11/30/2018	10.87	.14	(1.21)	(1.07)	(.16)	9.64	(9.86)	12		1.97		1.97		1.32
11/30/2017	8.94	.13	1.94	2.07	(.14)	10.87	23.12	11		1.98		1.98		1.32
11/30/2016	8.64	.10	.30	.40	(.10)	8.94	4.63	7		2.14		2.14		1.12
11/30/2015	10.82	.09	(2.17)	(2.08)	(.10)	8.64	(19.33)	4		2.19		2.19		.92
11/30/2014[4,5]	10.00	.08	.84	.92	(.10)	10.82	9.17 [6]	2		2.11	[7]	2.11	[7]	.90	[7]
Class R-2E:
11/30/2018	10.90	.18	(1.22)	(1.04)	(.19)	9.67	(9.55)	—	[9]	1.74		1.70		1.81
11/30/2017	8.98	.15	1.94	2.09	(.17)	10.90	23.30 [8]	—	[9]	1.83	[8]	1.78	[8]	1.48	[8]
11/30/2016	8.69	.16	.29	.45	(.16)	8.98	5.20 [8]	—	[9]	1.67	[8]	1.60	[8]	1.79	[8]
11/30/2015	10.85	.14	(2.13)	(1.99)	(.17)	8.69	(18.47)[8]	—	[9]	1.29	[8]	1.27	[8]	1.36	[8]
11/30/2014[4,12]	11.67	.01	(.76)	(.75)	(.07)	10.85	(6.46)[6,8]	—	[9]	.35	[6,8]	.35	[6,8]	.09	[6,8]

See end of table for footnotes.

American Funds Developing World Growth and Income Fund	23

Financial highlights (continued)

		(Loss) income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[3]		Ratio of net income to average net assets[3]
Class R-3:
11/30/2018	$10.91	$.18		$(1.21)	$(1.03)	$(.20)	$9.68	(9.53)%	$12		1.54%		1.54%		1.74%
11/30/2017	8.97	.17		1.95	2.12	(.18)	10.91	23.79	11		1.55		1.55		1.72
11/30/2016	8.68	.15		.29	.44	(.15)	8.97	5.10	7		1.61		1.61		1.69
11/30/2015	10.84	.15		(2.17)	(2.02)	(.14)	8.68	(18.77)	5		1.56		1.55		1.49
11/30/2014[4,5]	10.00	.11		.85	.96	(.12)	10.84	9.54 [6]	3		1.62	[7]	1.62	[7]	1.17	[7]
Class R-4:
11/30/2018	10.92	.21		(1.19)	(.98)	(.24)	9.70	(9.15)	8		1.24		1.24		2.02
11/30/2017	8.99	.21		1.93	2.14	(.21)	10.92	23.97	8		1.25		1.25		2.06
11/30/2016	8.69	.18		.30	.48	(.18)	8.99	5.56	6		1.29		1.29		2.04
11/30/2015	10.86	.18		(2.18)	(2.00)	(.17)	8.69	(18.57)	4		1.24		1.23		1.86
11/30/2014[4,5]	10.00	.13		.86	.99	(.13)	10.86	9.82 [6]	2		1.33	[7]	1.32	[7]	1.42	[7]
Class R-5E:
11/30/2018	10.92	.25		(1.22)	(.97)	(.26)	9.69	(9.01)	1		1.03		1.02		2.49
11/30/2017	8.98	.18		1.99	2.17	(.23)	10.92	24.44	—	[9]	1.10		.96		1.75
11/30/2016	8.69	.20		.29	.49	(.20)	8.98	5.65	—	[9]	1.13		1.13		2.22
11/30/2015[4,13]	8.95	—	[14]	(.26)	(.26)	—	8.69	(2.90)[6]	—	[9]	.03	[6]	.03	[6]	.01	[6]
Class R-5:
11/30/2018	10.94	.25		(1.20)	(.95)	(.27)	9.72	(8.86)	5		.93		.93		2.34
11/30/2017	9.00	.23		1.95	2.18	(.24)	10.94	24.42	6		.94		.94		2.30
11/30/2016	8.70	.20		.31	.51	(.21)	9.00	5.87	4		.98		.98		2.30
11/30/2015	10.87	.20		(2.17)	(1.97)	(.20)	8.70	(18.32)	3		.92		.92		2.08
11/30/2014[4,5]	10.00	.19		.82	1.01	(.14)	10.87	10.02 [6]	1		1.05	[7]	1.04	[7]	2.06	[7]
Class R-6:
11/30/2018	10.94	.25		(1.21)	(.96)	(.27)	9.71	(8.90)	38		.88		.88		2.39
11/30/2017	9.00	.24		1.94	2.18	(.24)	10.94	24.49	41		.89		.89		2.39
11/30/2016	8.70	.22		.29	.51	(.21)	9.00	5.93	26		.93		.93		2.44
11/30/2015	10.87	.20		(2.17)	(1.97)	(.20)	8.70	(18.28)	15		.88		.88		2.06
11/30/2014[4,5]	10.00	.08		.93	1.01	(.14)	10.87	10.05 [6]	10		.98	[7]	.97	[7]	.94	[7]

	Year ended November 30				For the period
	2018	2017	2016	2015	2/3/2014 to 11/30/2014[4,5,6]
Portfolio turnover rate for all share classes	31%	28%	25%	29%	20%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services and reimbursed a portion of miscellaneous fees and expenses. In addition, during some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for a period that is less than a full year.
[5]	For the period February 3, 2014, commencement of operations, through November 30, 2014.
[6]	Not annualized.
[7]	Annualized.
[8]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[9]	Amount less than $1 million.
[10]	Class T and 529-T shares began investment operations on April 7, 2017.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class R-2E shares began investment operations on August 29, 2014.
[13]	Class R-5E shares began investment operations on November 20, 2015.
[14]	Amount less than $.01.

See notes to financial statements

24	American Funds Developing World Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Developing World Growth and Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Developing World Growth and Income Fund (the “Fund”), including the summary investment portfolio, as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
January 15, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

American Funds Developing World Growth and Income Fund	25

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2018, through November 30, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	American Funds Developing World Growth and Income Fund

	Beginning account value 6/1/2018	Ending account value 11/30/2018	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$927.75	$6.19	1.28%
Class A – assumed 5% return	1,000.00	1,018.65	6.48	1.28
Class C – actual return	1,000.00	924.52	9.94	2.06
Class C – assumed 5% return	1,000.00	1,014.74	10.40	2.06
Class T – actual return	1,000.00	928.73	5.13	1.06
Class T – assumed 5% return	1,000.00	1,019.75	5.37	1.06
Class F-1 – actual return	1,000.00	928.34	6.19	1.28
Class F-1 – assumed 5% return	1,000.00	1,018.65	6.48	1.28
Class F-2 – actual return	1,000.00	929.09	4.84	1.00
Class F-2 – assumed 5% return	1,000.00	1,020.05	5.06	1.00
Class F-3 – actual return	1,000.00	930.37	4.45	.92
Class F-3 – assumed 5% return	1,000.00	1,020.46	4.66	.92
Class 529-A – actual return	1,000.00	928.41	6.38	1.32
Class 529-A – assumed 5% return	1,000.00	1,018.45	6.68	1.32
Class 529-C – actual return	1,000.00	924.32	10.13	2.10
Class 529-C – assumed 5% return	1,000.00	1,014.54	10.61	2.10
Class 529-E – actual return	1,000.00	927.49	7.25	1.50
Class 529-E – assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class 529-T – actual return	1,000.00	928.51	5.32	1.10
Class 529-T – assumed 5% return	1,000.00	1,019.55	5.57	1.10
Class 529-F-1 – actual return	1,000.00	928.64	5.27	1.09
Class 529-F-1 – assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class R-1 – actual return	1,000.00	924.86	9.75	2.02
Class R-1 – assumed 5% return	1,000.00	1,014.94	10.20	2.02
Class R-2 – actual return	1,000.00	924.92	9.65	2.00
Class R-2 – assumed 5% return	1,000.00	1,015.04	10.10	2.00
Class R-2E – actual return	1,000.00	926.21	8.45	1.75
Class R-2E – assumed 5% return	1,000.00	1,016.29	8.85	1.75
Class R-3 – actual return	1,000.00	926.26	7.53	1.56
Class R-3 – assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class R-4 – actual return	1,000.00	928.83	6.04	1.25
Class R-4 – assumed 5% return	1,000.00	1,018.80	6.33	1.25
Class R-5E – actual return	1,000.00	928.84	5.08	1.05
Class R-5E – assumed 5% return	1,000.00	1,019.80	5.32	1.05
Class R-5 – actual return	1,000.00	930.29	4.60	.95
Class R-5 – assumed 5% return	1,000.00	1,020.31	4.81	.95
Class R-6 – actual return	1,000.00	929.60	4.31	.89
Class R-6 – assumed 5% return	1,000.00	1,020.61	4.51	.89

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Developing World Growth and Income Fund	27

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2018:

Foreign taxes	$0.03 per share
Foreign source income	$0.38 per share
Qualified dividend income	$73,505,000
Corporate dividends received deduction	$3,026,000
U.S. government income that may be exempt from state taxation	$514,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

28	American Funds Developing World Growth and Income Fund

This page was intentionally left blank.

American Funds Developing World Growth and Income Fund	29

This page was intentionally left blank.

30	American Funds Developing World Growth and Income Fund

This page was intentionally left blank.

American Funds Developing World Growth and Income Fund	31

This page was intentionally left blank.

32	American Funds Developing World Growth and Income Fund

This page was intentionally left blank.

American Funds Developing World Growth and Income Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
William H. Baribault, 1945	2013	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
Michael C. Camuñez, 1969	2019	President and CEO, Monarch Global Strategies LLC, previously ManattJones Global Strategies (international consulting); former Assistant Secretary of Commerce, U.S. Department of Commerce	4	Edison International/Southern California Edison
Vanessa C. L. Chang, 1952	2013	Former Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Linda Griego, 1947	2013	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM; CBS Corporation
Leonade D. Jones, 1947	2013	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2013	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provides commercial asset management services)	18	Sempra Energy
James J. Postl, 1946 Chairman of the Board (Independent and Non-Executive)	2013	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	None
Josette Sheeran, 1954	2019	President and CEO, Asia Society; United Nations Special Envoy for Haiti	7	None
Margaret Spellings, 1957	2013	President, The University of North Carolina; former President, George W. Bush Foundation	82	None
Isaac Stein, 1946	2013	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Hilda L. Applbaum, 1961	2019	Partner — Capital World Investors, Capital Research and Management Company	4	None
Gregory D. Johnson, 1963	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company	4	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	American Funds Developing World Growth and Income Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Shaw B. Wagener, 1959 President	2013	Chairman of the Board, Capital Group International, Inc.;[7] Chairman of the Board, Capital International, Inc.;[7] Director, Capital Group Private Markets, Inc.;[7] Partner — Capital International Investors, Capital Research and Management Company
Donald H. Rolfe, 1972 Executive Vice President	2013	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Noriko H. Chen, 1967 Senior Vice President	2013	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
F. Chapman Taylor, 1959 Senior Vice President	2013	Partner — Capital International Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2016	Assistant Vice President — Investment Operations, Capital Research and Management Company; Assistant Vice President, Capital Bank and Trust Company[7]
Courtney R. Taylor, 1975 Assistant Secretary	2018	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Guardian Trust Company[7]
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2013	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of F. Chapman Taylor and Shaw B. Wagener, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

American Funds Developing World Growth and Income Fund	35

Board of trustees and other officers (continued)

Results of special meeting of shareholders

Held November 28, 2018

Shares outstanding (all classes) on August 31, 2018 (record date):

293,102,873

Total shares voting on November 28, 2018:

267,480,983 (91.3% of shares outstanding)

The proposal: to elect board members

	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld
Hilda L. Applbaum	261,984,174	97.9%	5,496,809	2.1%
William H. Baribault	261,537,558	97.8	5,943,425	2.2
Michael C. Camuñez	261,827,585	97.9	5,653,398	2.1
Vanessa C. L. Chang	261,503,003	97.8	5,977,980	2.2
Linda Griego	261,588,996	97.8	5,891,987	2.2
Gregory D. Johnson	261,798,146	97.9	5,682,837	2.1
Leonade D. Jones	261,592,814	97.8	5,888,169	2.2
William D. Jones	261,690,926	97.8	5,790,057	2.2
James J. Postl	261,590,033	97.8	5,890,950	2.2
Josette Sheeran	261,562,338	97.8	5,918,645	2.2
Margaret Spellings	261,813,903	97.9	5,667,080	2.1
Isaac Stein	261,459,743	97.7	6,021,240	2.3

36	American Funds Developing World Growth and Income Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2018, portfolio of American Funds Developing World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Developing World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Developing World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Capital Advantage®

Since 1931, American Funds by Capital Group has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

IMAGE OMITTED [x1_c92735x40x1.jpg]

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	DWGI

Registrant:
a) Audit Fees:

2017	$127,000
2018	$6,000

b) Audit-Related Fees:
2017	$1,000
2018	$1,000

c) Tax Fees:
2017	$6,000
2018	$11,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	None
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	$1,294,000
2018	$1,570,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2017	$159,000
2018	$80,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,464,000 for fiscal year 2017 and $1,662,000 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

IMAGE OMITTED [img2e94dc1c1.jpg]

American Funds Developing World Growth and Income FundSM

Investment portfolio

November 30, 2018

Common stocks 94.85% Financials 22.48%	Shares	Value (000)
Discovery Ltd.1	4,711,858	$52,576
MONETA Money Bank, AS, non-registered shares1	14,395,258	49,595
Sberbank of Russia PJSC (ADR)1	2,997,300	35,569
Sberbank of Russia PJSC1	3,235,447	9,366
First Abu Dhabi Bank PJSC, non-registered shares1	11,743,287	43,509
Credicorp Ltd.	186,300	40,854
Bank Central Asia Tbk PT1	19,991,200	36,494
Ping An Insurance (Group) Co. of China, Ltd., Class H1	3,495,000	33,914
AIA Group Ltd.1	3,506,800	28,763
ICICI Bank Ltd.1	5,631,269	28,736
B3 SA - Brasil, Bolsa, Balcao	3,538,100	25,802
Industrial and Commercial Bank of China Ltd., Class H1	35,978,000	25,640
Hong Kong Exchanges and Clearing Ltd.1	839,600	24,590
HDFC Bank Ltd.1	560,884	17,114
HDFC Bank Ltd. (ADR)	56,600	5,740
Akbank TAS1	12,783,912	18,687
Moscow Exchange MICEX-RTS PJSC1	13,374,181	17,888
Bank of the Philippine Islands1	9,448,462	16,942
TCS Group Holding PLC (GDR)1,2	602,000	10,458
TCS Group Holding PLC (GDR)1	227,500	3,952
JSE Ltd.1	1,182,122	14,124
Housing Development Finance Corp. Ltd.1	447,769	12,809
DBS Group Holdings Ltd1	669,400	11,957
IRB Brasil Resseguros SA	560,100	10,841
KB Financial Group Inc.1	227,434	9,565
China Pacific Insurance (Group) Co., Ltd., Class H1	2,372,200	8,427
Bank of China Ltd., Class H1	18,834,000	8,251
Itaú Unibanco Holding SA, preferred nominative (ADR)	842,344	7,859
KBC Groep NV1	105,500	7,593
Siam Commercial Bank PCL, foreign registered1	1,482,300	6,285
IndusInd Bank Ltd.1	141,236	3,301
Al Rajhi Banking and Investment Corp., non-registered shares1	78,000	1,782
		628,983
Consumer staples 13.90%
Carlsberg A/S, Class B1	493,734	54,685
Nestlé SA1	445,284	38,023
Danone SA1	491,805	36,807
Shoprite Holdings Ltd.1	2,101,294	29,902
Philip Morris International Inc.	332,800	28,797
Reckitt Benckiser Group PLC1	341,300	28,395
Unilever PLC1	468,700	25,378
Diageo PLC1	703,500	25,345
Dis-Chem Pharmacies Ltd.1	10,348,763	24,115
British American Tobacco PLC1	518,569	18,090
Godrej Consumer Products Ltd.1	1,500,781	16,166
Inner Mongolia Yili Industrial Group Co., Ltd., Class A1	4,400,663	15,297

American Funds Developing World Growth and Income Fund — Page 1 of 5

Common stocks Consumer staples (continued)	Shares	Value (000)
WH Group Limited1	18,816,000	$13,730
Mondelez International, Inc.	289,900	13,040
Fomento Económico Mexicano, SAB de CV	1,211,800	10,507
Savola Group Co.1	988,116	7,258
PZ Cussons PLC1	1,106,800	3,266
		388,801
Information technology 11.33%
Taiwan Semiconductor Manufacturing Co., Ltd.1	13,569,800	99,200
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	492,500	18,513
Samsung Electronics Co., Ltd.1	2,176,408	81,710
Samsung Electronics Co., Ltd., nonvoting preferred1	322,350	9,755
MediaTek Inc.1	4,371,000	33,761
Broadcom Inc.	94,250	22,376
Vanguard International Semiconductor Corp.1	10,128,000	21,256
AAC Technologies Holdings Inc.1	2,489,500	17,737
VTech Holdings Ltd.1	1,088,300	10,326
Oracle Financial Services Software Ltd.1	48,983	2,419
		317,053
Consumer discretionary 9.66%
Astra International Tbk PT1	100,786,357	60,499
Galaxy Entertainment Group Ltd.1	5,828,000	36,023
Midea Group Co., Ltd., Class A1	4,250,765	24,030
Huazhu Group Ltd. (ADR)	689,000	21,731
Gourmet Master Co. Ltd.1	2,713,000	21,572
Sands China Ltd.1	4,355,500	18,946
Pacific Textiles Holdings Ltd.1	16,093,791	16,668
Matahari Department Store Tbk PT1	49,305,288	16,444
Hyundai Motor Co., Series 21	208,614	13,016
Shenzhou International Group Holdings Ltd.1	877,000	10,685
Bloomberry Resorts Corp.1	66,381,500	10,570
YUM! Brands, Inc.	68,500	6,317
Detsky Mir PJSC1	4,411,930	6,158
Minth Group Ltd.1	935,500	3,156
Chow Sang Sang Holdings International Ltd.1	1,448,100	2,247
MercadoLibre, Inc.	6,360	2,238
		270,300
Communication services 8.99%
América Móvil, SAB de CV, Series L (ADR)	4,707,500	63,316
HKT Trust and HKT Ltd., units1	29,586,900	42,830
PT Surya Citra Media Tbk1	207,550,700	27,873
China Tower Corp. Ltd., Class H1,3	178,380,000	26,506
Tencent Holdings Ltd.1	628,200	25,198
Singapore Telecommunications Ltd.1	10,968,800	24,645
Bharti Airtel Ltd.1	3,805,994	17,127
Naspers Ltd., Class N1	62,426	12,541
Yandex NV, Class A3	391,400	11,546
		251,582
Materials 6.02%
Vale SA, ordinary nominative	5,197,816	70,971
Alrosa PJSC1	27,108,247	40,305
LafargeHolcim Ltd.1	531,005	23,843

American Funds Developing World Growth and Income Fund — Page 2 of 5

Common stocks Materials (continued)	Shares	Value (000)
Nexa Resources SA	1,768,200	$22,102
Newcrest Mining Ltd.1	734,830	11,160
		168,381
Industrials 5.46%
CCR SA, ordinary nominative	9,749,712	32,751
Airbus SE, non-registered shares1	294,193	31,675
CTCI Corp. (Taiwan)1	21,127,000	31,218
International Container Terminal Services, Inc.1	11,570,860	20,637
Aggreko PLC1	1,822,000	17,323
Aeroflot - Russian Airlines PJSC1	5,519,600	9,424
SEEK Ltd.1	522,952	7,089
DP World Ltd.1	161,365	2,642
		152,759
Health care 5.09%
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H1	14,623,500	50,749
Hypera SA, ordinary nominative	4,739,400	39,342
OdontoPrev SA, ordinary nominative	8,125,550	29,207
Shanghai Pharmaceutical (Group) Co., Ltd., Class H1	7,772,700	19,172
Piramal Enterprises Ltd.1	127,523	4,043
		142,513
Real estate 3.95%
Longfor Group Holdings Ltd.1	13,099,000	36,987
China Overseas Land & Investment Ltd.1	8,574,000	29,912
Vinhomes JSC1,3	8,955,800	29,877
China Resources Land Ltd.1	3,278,000	12,130
Fibra Uno Administración, SA de CV REIT	1,695,730	1,716
		110,622
Energy 1.56%
China Petroleum & Chemical Corp., Class H1	28,902,000	24,550
Rosneft Oil Co. PJSC (GDR)1	2,364,800	14,939
Oil Search Ltd.1	792,929	4,260
		43,749
Utilities 1.43%
AES Corp.	819,800	12,699
Cia. Energética de Minas Gerais - CEMIG, preferred nominative	2,928,504	9,625
Huaneng Power International, Inc., Class H1	14,212,000	8,970
Enel Américas SA (ADR)	1,012,800	8,791
		40,085
Miscellaneous 4.98%
Other common stocks in initial period of acquisition		139,274
Total common stocks (cost: $2,567,500,000)		2,654,102
Convertible stocks 0.06% Health care 0.06%
Piramal Enterprises Ltd., convertible debenture, 7.80% 20191	1,307	1,601
Total convertible stocks (cost: $2,166,000)		1,601

American Funds Developing World Growth and Income Fund — Page 3 of 5

Bonds, notes & other debt instruments 1.94% Bonds & notes of governments & government agencies outside the U.S. 1.18%	Principal amount (000)	Value (000)
Turkey (Republic of) 10.70% 2021	TRY16,500	$2,728
Turkey (Republic of) 9.50% 2022	46,920	7,203
Turkey (Republic of) 10.70% 2022	56,541	8,963
Turkey (Republic of) 11.00% 2022	75,070	12,087
Turkey (Republic of) 7.10% 2023	15,650	2,111
		33,092
Corporate bonds & notes 0.75% Utilities 0.75%
Cemig Geração e Transmissão SA 9.25% 20242	$19,605	20,898
Total corporate bonds & notes		20,898
U.S. Treasury bonds & notes 0.01% U.S. Treasury 0.01%
U.S. Treasury 1.125% 2019	375	374
Total U.S. Treasury bonds & notes		374
Total bonds, notes & other debt instruments (cost: $46,853,000)		54,364
Short-term securities 3.03%
BASF SE 2.62% due 2/5/20192	21,000	20,898
Nordea Bank AB 2.17%–2.29% due 12/3/2018–12/17/20182	43,900	43,877
Toyota Motor Credit Corp. 2.23% due 12/12/2018	20,000	19,986
Total short-term securities (cost: $84,765,000)		84,761
Total investment securities 99.88% (cost: $2,701,284,000)		2,794,828
Other assets less liabilities 0.12%		3,241
Net assets 100.00%		$2,798,069

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

American Funds Developing World Growth and Income Fund — Page 4 of 5

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 11/30/2018 (000)
Purchases (000)	Sales (000)
CNH27,825	USD4,009	Bank of America, N.A.	12/3/2018	$(6)
USD3,984	CNH27,825	Citibank	12/3/2018	(19)
USD4,005	CNH27,825	Bank of America, N.A.	1/11/2019	8
				$(17)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $2,078,881,000, which represented 74.30% of the net assets of the fund. This amount includes $2,077,281,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $96,131,000, which represented 3.44% of the net assets of the fund.
3	Security did not produce income during the last 12 months.

Key to abbreviations and symbol
ADR = American Depositary Receipts
CNH = Chinese yuan renminbi
GDR = Global Depositary Receipts
TRY = Turkish lira
USD/$ = U.S. dollars

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

©2019 Capital Group. All rights reserved.

MFGEFPX-100-0119O-S66154	American Funds Developing World Growth and Income Fund — Page 5 of 5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of American Funds Developing World Growth and Income Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of American Funds Developing World Growth and Income Fund (the “Fund”), as of November 30, 2018, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of November 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Costa Mesa, California

January 15, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the American Funds Developing World Growth and Income Fund’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the American Funds Developing World Growth and Income Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 31, 2019

By /s/ Hong T. Le
Hong T. Le, Treasurer and Principal Financial Officer

Date: January 31, 2019